                        SEMIANNUAL REPORT / APRIL 30 2001

                        AIM LARGE CAP OPPORTUNITIES FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                       MIDMORNING, DONNINGTON, GLOUCESTER

                                BY CHARLES NEAL

             A BEAUTIFUL PAINTING IS A PLEASING BLEND OF CAREFULLY

                SELECTED COLORS. SIMILARLY, IN CONSTRUCTING THE

                 PORTFOLIO OF AIM LARGE CAP OPPORTUNITIES FUND,

               WE CAREFULLY SELECT THE STOCKS OF LARGER COMPANIES

                    THAT WE BELIEVE HAVE EXCITING PROSPECTS.

                      -------------------------------------

AIM Large Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of large-company stocks that management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Opportunities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. Had fees not been waived, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses
o In addition to returns as of the close of the fiscal year, found below, industry regulations require us to provide total returns (including sales charges) as of 3/31/01, the most recent calendar quarter end, which were:
    Class A shares, one year, -18.72%; inception (12/30/99), 3.19%. Class B shares, inception (3/31/00), -18.79%. Class C shares, inception (3/31/00), -15.47%.
o   Had fees not been waived, returns would have been lower.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will experience substantially similar performance by investing in IPOs.
o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the manager's ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is a risk that you could lose some or all of your money.

THIS REPORT MAY BE DISTRIBUTED ONLY TO CURRENT SHAREHOLDERS OR TO PERSONS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE FUND.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
Inception (12/30/99)            5.59%
1 Year                        -11.95

CLASS B SHARES
Inception (3/31/00)           -14.18%
1 Year                        -11.91

CLASS C SHARES
Inception (3/31/00)           -10.98%
1 Year                         -8.32

Past performance cannot guarantee comparable future results.

DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                        AIM LARGE CAP OPPORTUNITIES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM              domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                        AIM LARGE CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND CONTENDS WITH STOCK-MARKET CORRECTION

NEARLY EVERY MAJOR STOCK-MARKET INDICATOR RECORDED LOSSES FOR THE REPORTING PERIOD. HOW DID AIM LARGE CAP OPPORTUNITIES FUND FARE?
Growth stocks were particularly hard hit by the correction (generally defined as a decline of at least 10% in the stock market), and this trend hurt the fund's performance. Excluding sales charges, total returns for Class A, Class B and Class C shares were -16.72%, -17.07% and -17.01%, respectively, for the six months ended April 30, 2001. Over the same period, the Lipper Large-Cap Core Fund Index returned -13.04% and the S&P 500 returned -12.06%.
    The fund's performance improved during the last month of the reporting period as investors shifted their focus to growth stocks. Excluding sales charges, total returns were 3.37% for Class A shares and 3.30% for Class B and Class C shares for the month ended April 30, 2001.

WHAT WERE SOME SIGNIFICANT TRENDS IN THE STOCK MARKET?
Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to plummet during the reporting period. Throughout the period, a long string of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy and labor costs undermined corporate profits. Global competition also reduced the ability of companies to raise prices for their products and services. The sell-off affected nearly all market sectors, with technology stocks especially hard hit.
    Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at a rate of only 1%, raising the specter that the economy could slip into a recession. In four moves during the reporting period, the Fed lowered the federal funds rate from 6.5% to 4.5%. The Fed's actions, combined with the traditionally strong performance of stocks during the first month of the year, helped stimulate a short-lived market rally in January. The central bank's final surprise rate cut in April helped spark a stronger rally as the reporting period drew to a close. However, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. Mid-and small-cap stocks fared better than large-cap stocks.

WHAT STEPS DID THE FUND TAKE TO RESPOND TO THESE CONDITIONS?
The fund employs alternative investment strategies, including short-selling. While the fund actually owns the stocks of companies expected to experience strong earnings growth, it can borrow the stocks of firms expected to experience declining earnings. These borrowed stocks (short positions) are subsequently sold, with the intention of buying them later at an anticipated lower price. More traditional stock purchases, or stocks that are purchased with the intention of seeking capital appreciation, are referred to as long positions.
    Most of the fund's short positions were technology stocks, especially those of Internet-related companies. As we pick stocks based on fundamentals and not macroeconomic predictions, we did not anticipate the interest-rate cuts which had a positive effect on some stocks (particularly technology issues) at various times during the past few months. Consequently, some of the short positions, which helped the fund during down market periods, were a drag on performance when markets improved. It is important to keep in mind that many of the fund's investment strategies are intended to smooth volatility over the long term--it is very difficult to smooth out all volatility on a day-to-day basis.
    At the close of the reporting period, technology stocks made up 22% of the

--------------------------------------------------------------------------------
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If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM LARGE CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES                              TOP 10 SHORT POSITIONS
------------------------------------------------------------------------------------------------------------------------------------
 1. Honeywell International Inc.        4.62%  1. Broadcasting (Television,            6.73%  1. Pacificare Health Systems,    1.19%
 2. Weatherford International, Inc.     3.57      Radio & Cable)                                 Inc.-Class A
 3. J.P. Morgan Chase & Co. Inc.        3.36   2. Financial (Diversified)              5.83   2. Calpine Corp.                 1.18
 4. Morgan Stanley Dean Witter & Co.    3.02   3. Manufacturing (Diversified)          5.57   3. Cardinal health, Inc.         1.06
 5. Taiwan Semiconductor Manufacturing  2.51   4. Investment Banking/Brokerage         4.62   4. UnitedHealth Group Inc.       1.05
    Co. Ltd. - ADR (Taiwan)                    5. Electronics (Semiconductors)         4.54   5. Paychex Inc.                  0.91
 6. Kerr-McGee Corp.                    2.51   6. Communications Equipment             4.46   6. Marriott International, Inc.  0.80
 7. Comcast Corp. Special CL A          2.50   7. Equipment (Semiconductor)            4.45   7. Lennar Corp. 0.77
 8. Citigroup Inc.                      2.47   8. Computers (Software & Services)      4.08   8. Krispy Kreme Doughnuts, Inc.  0.71
 9. Clear Channel Communications, Inc.  2.44   9. Oil & Gas (Exploration & Production) 3.91   9. Newell Rubbermaid Inc.        0.71
10. Microsoft Corp.                     2.37  10. Retail (Building Supplies)           3.84  10. US Airways Group, Inc.        0.70

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

fund's long positions. During the reporting period, the fund made some shifts in holdings within this sector. We sold the stocks of optical-networking companies because of earnings concerns and bought the stocks of certain semiconductor and telecommunications-equipment companies with solid growth prospects.
    The fund's energy and oil-services stocks were a plus for performance. Rising commodities prices boosted the profits of exploration/production companies and their service providers. The fund's retail holdings (both long and short positions) were also a positive for performance. The fund had short positions in the stocks of large home-improvement chains and long positions in the stocks of specialty retailers.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?

o   Honeywell makes aerospace, automation, power and transportation products.
o Weatherford provides equipment and services used in the oil and gas drilling industries.
o J.P. Morgan Chase offers commercial, consumer and investment-banking services to clients around the world. It was created from the merger of investment-banking firm J.P. Morgan and commercial bank Chase Manhattan.
o Morgan Stanley Dean Witter is one of the world's leading investment banks, offering a wide variety of services to most classes of investors.
o Taiwan Semiconductor is a contract manufacturer that produces microchips for hundreds of companies.
o Kerr-McGee explores for oil and gas in the Gulf of Mexico, the North Sea and other areas and makes industrial chemicals.
o Comcast is a large cable-television operator with more than eight million subscribers in the United States.
o Citigroup, one of the largest financial-services companies, was formed from the merger of Citicorp and the Travelers Group in 1998.
o Clear Channel Communications is the leading radio-station owner in the United States, following the acquisitions of Jacor and AMFM.
o Microsoft, the world's leading software company, produces a variety of software and services. Despite its recent antitrust case, the company has expanded into travel services, interactive television and videogame consoles.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although the stock market remained volatile and economic signals were mixed, there were reasons for optimism. Despite rising fuel prices, inflation in general remained subdued, and even though a series of companies announced layoffs, the unemployment rate was just 4.5% at the close of the reporting period. The Fed had trimmed 200 basis points (2.0%) from the federal funds rate. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy. Indeed, preliminary figures showed that the rate of growth of the GDP picked up in the first quarter of 2001.
    Moreover, the recent market correction resulted in some of the most attractive stock valuations in several years. We believe that such a market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

          See important fund and index disclosures inside front cover.

                        AIM LARGE CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                        AIM LARGE CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                    MARKET
                                        SHARES       VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-82.35%

BANKS (MAJOR REGIONAL)-1.17%

FleetBoston Financial Corp.             175,000   $ 6,714,750
=============================================================

BEVERAGES (ALCOHOLIC)-1.05%

Anheuser-Busch Cos., Inc.               150,000     5,998,500
=============================================================

BEVERAGES (NON-ALCOHOLIC)-0.53%

Pepsi Bottling Group, Inc. (The)(a)      75,000     3,001,500
=============================================================

BIOTECHNOLOGY-1.60%

Amgen Inc.(b)                           150,000     9,171,000
=============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-6.73%

Clear Channel Communications,
  Inc.(b)(c)                            250,000    13,950,000
-------------------------------------------------------------
Comcast Corp.-Class A(b)                325,000    14,270,750
-------------------------------------------------------------
Cox Communications, Inc.-Class A(b)     225,000    10,239,750
=============================================================
                                                   38,460,500
=============================================================

CHEMICALS-1.50%

Air Products & Chemicals, Inc.          200,000     8,598,000
=============================================================

COMMUNICATIONS EQUIPMENT-3.83%

ADC Telecommunications, Inc.(b)         750,000     5,632,500
-------------------------------------------------------------
Comverse Technology, Inc.(b)            140,000     9,590,000
-------------------------------------------------------------
ONI Systems Corp.(a)(b)                 185,000     6,647,050
=============================================================
                                                   21,869,550
=============================================================

COMPUTERS (HARDWARE)-2.51%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                     592,500    14,362,200
=============================================================

COMPUTERS (NETWORKING)-0.60%

Tellium, Inc.-Series E, Conv. Pfd.
  (Acquired 09/19/00; Cost
  $3,410,010)(b)(d)(e)                  113,667     3,410,010
=============================================================

COMPUTERS (SOFTWARE & SERVICES)-4.08%

i2 Technologies, Inc.(b)                350,000     6,093,500
-------------------------------------------------------------
Microsoft Corp.(b)                      200,000    13,550,000
-------------------------------------------------------------
Quest Software, Inc.(b)                 100,000     3,678,000
=============================================================
                                                   23,321,500
=============================================================

ELECTRICAL EQUIPMENT-2.66%

EchoStar Communications Corp.(b)        295,000     8,838,200
-------------------------------------------------------------
SCI Systems, Inc.(b)                    250,000     6,387,500
=============================================================
                                                   15,225,700
=============================================================

                                                    MARKET
                                        SHARES       VALUE
ELECTRONICS (SEMICONDUCTORS)-4.54%

Advanced Micro Devices, Inc.(b)         310,000   $ 9,610,000
-------------------------------------------------------------
Altera Corp.(b)                         400,000    10,116,000
-------------------------------------------------------------
PMC-Sierra, Inc.(b)                     150,000     6,247,500
=============================================================
                                                   25,973,500
=============================================================

ENTERTAINMENT-2.19%

Viacom Inc.-Class B(b)                  240,000    12,494,400
=============================================================

EQUIPMENT (SEMICONDUCTOR)-4.45%

KLA-Tencor Corp.(b)                     175,000     9,618,000
-------------------------------------------------------------
Lam Research Corp.(b)                   200,000     5,920,000
-------------------------------------------------------------
Teradyne, Inc.(b)                       250,000     9,875,000
=============================================================
                                                   25,413,000
=============================================================

FINANCIAL (DIVERSIFIED)-5.83%

Citigroup Inc.                          287,500    14,130,625
-------------------------------------------------------------
J.P. Morgan Chase & Co.                 400,000    19,192,000
=============================================================
                                                   33,322,625
=============================================================

HEALTH CARE (DIVERSIFIED)-2.02%

American Home Products Corp.            200,000    11,550,000
=============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.52%

Pfizer Inc.                             200,000     8,660,000
=============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.87%

Medtronic, Inc.                         240,000    10,704,000
=============================================================

INSURANCE (MULTI-LINE)-2.29%

American International Group, Inc.      160,000    13,088,000
=============================================================

INVESTMENT BANKING/BROKERAGE-4.62%

Goldman Sachs Group, Inc. (The)         100,000     9,110,000
-------------------------------------------------------------
Morgan Stanley Dean Witter & Co.        275,000    17,267,250
=============================================================
                                                   26,377,250
=============================================================

MANUFACTURING (DIVERSIFIED)-5.57%

Hitachi Ltd.-ADR (Japan)                 55,000     5,423,000
-------------------------------------------------------------
Honeywell International Inc.            540,000    26,395,200
=============================================================
                                                   31,818,200
=============================================================

MANUFACTURING (SPECIALIZED)-1.27%

Coflexip S.A.-ADR (France)              100,000     7,275,000
=============================================================

NATURAL GAS-2.20%

Enron Corp.                             200,000    12,544,000
=============================================================

                                                    MARKET
                                        SHARES       VALUE
OIL & GAS (DRILLING & EQUIPMENT)-3.57%

Weatherford International, Inc.(b)      350,000   $20,380,500
=============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-3.91%

Apache Corp.                            125,000     7,995,000
-------------------------------------------------------------
Kerr-McGee Corp.                        200,000    14,330,000
=============================================================
                                                   22,325,000
=============================================================

RETAIL (BUILDING SUPPLIES)-3.12%

Home Depot, Inc. (The)                  245,000    11,539,500
-------------------------------------------------------------
Lowe's Cos., Inc.                       100,000     6,300,000
=============================================================
                                                   17,839,500
=============================================================

RETAIL (SPECIALTY-APPAREL)-1.21%

Gap, Inc. (The)                         250,000     6,927,500
=============================================================

SERVICES (ADVERTISING/MARKETING)-2.03%

Lamar Advertising Co.(b)                300,000    11,595,000
=============================================================

SERVICES (COMPUTER SYSTEMS)-1.64%

SunGard Data Systems Inc.(b)            170,000     9,395,900
=============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.24%

WorldCom, Inc.(b)                       700,000    12,775,000
=============================================================
    Total Common Stocks & Other Equity
      Interests (Cost $459,109,455)               470,591,585
=============================================================

                                      PRINCIPAL
                                        AMOUNT
CONVERTIBLE NOTES-2.70%

COMMUNICATIONS EQUIPMENT-0.63%

Kestrel Solutions, Conv. Sub. Notes,
  5.50%, 07/15/05 (Acquired
  07/20/00-10/10/00; Cost
  $5,800,000)(d)                      $5,500,000     3,630,000
==============================================================

MANUFACTURING (SPECIALIZED)-1.35%

Jabil Circuit, Inc., Jr. Conv.
  Unsec. Sub. Notes, 1.75%, 05/15/21   7,500,000     7,725,000
==============================================================

RETAIL (BUILDING SUPPLIES)-0.72%

Lowe's Cos., Inc., Sr. Conv. Unsec.
  LYON, 2.53%, 02/16/21 (Acquired
  02/12/01; Cost $3,650,460)(d)(f)     6,000,000     4,095,000
==============================================================
    Total Convertible Notes (Cost
      $16,968,644)                                  15,450,000
==============================================================

U.S. TREASURY SECURITIES-1.16%

U.S. TREASURY BILLS-1.16%

4.37%, 06/21/01 (Cost
  $6,618,012)(g)(h)                    6,660,000     6,627,433
==============================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION     MARKET
                       CONTRACTS    PRICE        DATE         VALUE
OPTIONS CONTRACTS
  PURCHASED-3.45%

CALLS-0.66%

American Express Co.
  (Financial-Diversified)   2,800      $42.50      May-01     $   476,000
-------------------------------------------------------------------------
Calpine Corp. (Power
  Producers-Independent)    1,180          55      Jun-01         660,800
-------------------------------------------------------------------------
General Motors
  Corp.-Class H
  (Broadcasting-Television,
  Radio & Cable)            3,000          20      May-01         660,000
-------------------------------------------------------------------------
Nokia Oyj-ADR
  (Finland)
  (Communications
  Equipment)                1,200          30      May-01         558,000
-------------------------------------------------------------------------
Philip Morris Cos.
  Inc. (Tobacco)            3,435          50      Jun-01       1,030,500
-------------------------------------------------------------------------
Powerwave Technologies, Inc.
  (Telecommunications-Cellular/
    Wireless)               4,600       22.50      May-01         310,500
-------------------------------------------------------------------------
US Airways Group,
  Inc. (Airlines)             350          35      Jun-01          42,000
=========================================================================
                                                                3,737,800
=========================================================================

PUTS-2.79%

AMEX Natural Gas
  Index (The)
  (Natural Gas)             1,000         260      May-01         730,000
-------------------------------------------------------------------------
Check Point Software
  Technologies Ltd.
  (Israel)
  (Computers-Software
  & Services)               1,367          40      May-01          54,680
-------------------------------------------------------------------------
EMC Corp.
  (Computers-Peripherals)   1,500          35      Jul-01         487,500
-------------------------------------------------------------------------
J.C. Penny Co., Inc.
  (Retail-Department
  Stores)                   3,000          15      May-01          30,000
-------------------------------------------------------------------------
                            3,000          15      Aug-01         120,000
-------------------------------------------------------------------------
Nasdaq 100 Index
  (Investments)               162       1,700      Jun-01       1,299,240
-------------------------------------------------------------------------
                              320       1,600      Sep-01       3,708,800
-------------------------------------------------------------------------
S&P 100 Index
  (Investments)             2,084         640      May-01       2,500,800
-------------------------------------------------------------------------
S&P 500 Index
  (Investments)             1,403       1,200      Jun-01       2,883,165
-------------------------------------------------------------------------
                            1,404       1,150      Sep-01       4,078,620
-------------------------------------------------------------------------

                        NUMBER
                          OF       EXERCISE   EXPIRATION     MARKET
                       CONTRACTS    PRICE        DATE         VALUE
PUTS-(CONTINUED)

US Airways Group,
  Inc. (Airlines)          244      $   30      May-01     $    73,200
======================================================================
                                                            15,966,005
======================================================================
    Total Options Purchased
      (Cost $28,979,589)                                    19,703,805
======================================================================

                                      SHARES
MONEY MARKET FUNDS-11.41%

STIC Liquid Assets Portfolio(i)     32,615,565      32,615,565
--------------------------------------------------------------
STIC Prime Portfolio(i)             32,615,565      32,615,565
==============================================================
    Total Money Market Funds (Cost
      $65,231,130)                                  65,231,130
==============================================================
TOTAL INVESTMENTS-101.07% (Cost
  $576,906,830)                                    577,603,953
==============================================================
OTHER ASSETS LESS
  LIABILITIES-(1.07%)                               (6,121,355)
==============================================================
NET ASSETS-100.00%                                $571,482,598
______________________________________________________________
==============================================================

                                       SHARES
                                        SOLD        MARKET
                                        SHORT        VALUE
SECURITIES SOLD SHORT(j)

Administaff, Inc.                      100,000    $ 2,411,000
-------------------------------------------------------------
Allergan, Inc.                          36,800      2,796,800
-------------------------------------------------------------
Broadcom Corp.                          47,000      1,953,320
-------------------------------------------------------------
Calpine Corp.                          118,000      6,724,820
-------------------------------------------------------------
Cardinal Health, Inc.                   90,000      6,066,000
-------------------------------------------------------------
First Data Corp.                        50,000      3,372,000
-------------------------------------------------------------
Harley-Davidson, Inc.                   65,000      2,995,850
-------------------------------------------------------------
Kohl's Corp.                            49,300      3,010,258
-------------------------------------------------------------
Krispy Kreme Doughnuts, Inc.           100,000      4,064,000
-------------------------------------------------------------
Lennar Corp.                           100,000      4,377,000
-------------------------------------------------------------
Marriott International, Inc.           100,000      4,588,000
-------------------------------------------------------------
Micromuse Inc.                          34,300      1,697,850
-------------------------------------------------------------
Newell Rubbermaid Inc.                 150,000      4,044,000
-------------------------------------------------------------
PacifiCare Health Systems, Inc.-Class
  A                                    192,900      6,826,731
-------------------------------------------------------------
Paychex Inc.                           150,000      5,184,000
-------------------------------------------------------------
Scientific-Atlanta, Inc.                44,000      2,540,120
-------------------------------------------------------------
Tycom, Ltd. (Bermuda)                  200,000      2,898,000
-------------------------------------------------------------
UnitedHealth Group Inc.                 92,000      6,024,160
-------------------------------------------------------------
US Airways Group, Inc.                 144,300      4,025,970
=============================================================
    Total Securities Sold Short                   $75,599,879
_____________________________________________________________
=============================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
LYONS   - Liquid Yield Option Notes
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  A portion of this security is subject to call options written. See Note 8.
(b)  Non-income producing security.
(c)  A portion of this security is subject to put options written. See Note 9.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/01 was $11,135,010, which represented 1.95% of the Fund's net assets.
(e) Security fair valued in accordance with the procedures established by the Board of Trustees.
(f) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(h) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.
(j) Collateral on short sales was segregated by the fund in the amount of $81,707,625, which represents 108.08% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $576,906,830)                                 $577,603,953
------------------------------------------------------------
Cash                                               9,614,110
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,595,751
------------------------------------------------------------
  Fund shares sold                                   303,124
------------------------------------------------------------
  Dividends and interest                             548,753
------------------------------------------------------------
  Investments sold short                          70,202,845
------------------------------------------------------------
  Short stock rebates                                297,198
------------------------------------------------------------
  Investment for deferred compensation plan            6,312
------------------------------------------------------------
Other assets                                          55,159
============================================================
    Total assets                                 660,227,205
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            8,460,000
------------------------------------------------------------
  Fund shares reacquired                           1,333,799
------------------------------------------------------------
  Options written (premiums received
    $2,427,907)                                    1,695,185
------------------------------------------------------------
  Deferred compensation plan                           6,312
------------------------------------------------------------
  Variation margin                                   255,150
------------------------------------------------------------
  Short stock account dividends and interest          14,437
------------------------------------------------------------
  Short positions covered                            851,718
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $70,202,845)         75,599,879
------------------------------------------------------------
Accrued administrative services fees                  10,113
------------------------------------------------------------
Accrued distribution fees                            488,585
------------------------------------------------------------
Accrued trustees' fees                                 1,020
------------------------------------------------------------
Accrued operating expenses                            28,409
============================================================
    Total liabilities                             88,744,607
============================================================
Net assets applicable to shares outstanding     $571,482,598
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $267,221,461
____________________________________________________________
============================================================
Class B                                         $218,094,469
____________________________________________________________
============================================================
Class C                                         $ 86,166,668
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           24,195,013
____________________________________________________________
============================================================
Class B                                           19,890,873
____________________________________________________________
============================================================
Class C                                            7,859,956
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      11.04
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.04 divided by
      94.50%)                                   $      11.68
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.96
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.96
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $5,148)                                      $   1,631,670
------------------------------------------------------------
Dividends from affiliated money market funds       2,072,358
------------------------------------------------------------
Interest                                             728,290
------------------------------------------------------------
Short stock rebates                                2,812,972
============================================================
    Total investment income                        7,245,290
============================================================

EXPENSES:

Advisory fees                                      5,995,766
------------------------------------------------------------
Administrative services fees                          62,356
------------------------------------------------------------
Custodian fees                                        43,986
------------------------------------------------------------
Distribution fees -- Class A                         553,991
------------------------------------------------------------
Distribution fees -- Class B                       1,230,497
------------------------------------------------------------
Distribution fees -- Class C                         486,255
------------------------------------------------------------
Interest                                              24,324
------------------------------------------------------------
Transfer agent fees -- Class A                       207,799
------------------------------------------------------------
Transfer agent fees -- Class B                       176,884
------------------------------------------------------------
Transfer agent fees -- Class C                        69,899
------------------------------------------------------------
Trustees' fees                                         5,966
------------------------------------------------------------
Dividends on short sales                              85,493
------------------------------------------------------------
Other                                                311,701
============================================================
    Total expenses                                 9,254,917
============================================================
Less: Fees waived                                   (158,283)
------------------------------------------------------------
    Expenses paid indirectly                          (7,739)
============================================================
    Net expenses                                   9,088,895
============================================================
Net investment income (loss)                      (1,843,605)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                         (179,622,005)
------------------------------------------------------------
  Foreign currencies                                (193,657)
------------------------------------------------------------
  Futures contracts                               (2,037,666)
------------------------------------------------------------
  Option contracts written                           629,292
------------------------------------------------------------
  Securities sold short                           47,061,571
============================================================
                                                (134,162,465)
============================================================
Change in net unrealized appreciation of:
  Investment securities                            6,964,496
------------------------------------------------------------
  Futures contracts                                2,480,295
------------------------------------------------------------
  Option contracts written                         1,084,917
------------------------------------------------------------
  Securities sold short                            1,895,821
============================================================
                                                  12,425,529
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts,
  option contracts and securities sold short    (121,736,936)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(123,580,541)
____________________________________________________________
============================================================

See Notes to Financial Statements.
 8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001, the three months ended October 31, 2000 and the period December 30, 1999 to July 31, 2000.
(Unaudited)

                                                                                               DECEMBER 30, 1999
                                                               SIX MONTHS      THREE MONTHS    (DATE OPERATIONS
                                                                  ENDED           ENDED          COMMENCED) TO
                                                                APRIL 30,      OCTOBER 31,         JULY 31,
                                                                  2001             2000              2000
                                                              -------------    ------------    -----------------
OPERATIONS:

  Net investment income (loss)                                $  (1,843,605)   $   (466,269)     $   (252,068)
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                  (134,162,465)     20,699,483           886,391
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                          12,425,529     (28,221,748)       14,309,324
================================================================================================================
    Net increase (decrease) in net assets resulting from
       operations                                              (123,580,541)     (7,988,534)       14,943,647
================================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (10,086,551)             --                --
----------------------------------------------------------------------------------------------------------------
  Class B                                                        (7,676,342)             --                --
----------------------------------------------------------------------------------------------------------------
  Class C                                                        (3,061,839)             --                --
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (37,516,953)    238,637,832       130,133,895
----------------------------------------------------------------------------------------------------------------
  Class B                                                        (9,918,692)    182,555,330        97,595,645
----------------------------------------------------------------------------------------------------------------
  Class C                                                        (3,494,673)     77,641,463        33,298,911
================================================================================================================
    Net increase (decrease) in net assets                      (195,335,591)    490,846,091       275,972,098
================================================================================================================

NET ASSETS:

  Beginning of period                                           766,818,189     275,972,098                --
================================================================================================================
  End of period                                               $ 571,482,598    $766,818,189      $275,972,098
________________________________________________________________________________________________________________
================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 709,118,028    $760,048,346      $261,023,720
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (1,934,211)        (90,606)          (49,823)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts,
    option contracts and securities sold short                 (134,214,324)     20,772,873           688,877
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, futures contracts, option contracts and
    securities sold short                                        (1,486,895)    (13,912,424)       14,309,324
================================================================================================================
                                                              $ 571,482,598    $766,818,189      $275,972,098
________________________________________________________________________________________________________________
================================================================================================================

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations on December 30, 1999. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund was closed to new investors September 29, 2000. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

     The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.

F. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

J. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

K. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee is adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $62,356 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $246,410 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $395,708, $1,230,497 and $486,255, respectively, as compensation under the Plans. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. For the six months ended April 30, 2001, AIM waived fees of $158,283.
  AIM Distributors received commissions of $46,303, from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $126,944 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $1,917 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,739 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.
  During the six months ended April 30, 2001, the Fund did not borrow under the line of credit.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $803,165,901 and $783,736,900, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                      $ 36,856,424
---------------------------------------------------------
  Securities sold short                         2,269,082
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (36,288,395)
---------------------------------------------------------
  Securities sold short                        (7,666,116)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (4,829,005)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $577,035,924.
Proceeds from securities sold short for tax purposes is
  $70,202,845.


NOTE 7-FUTURES CONTRACTS

On April 30, 2001, $4,663,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF        MONTH/        MARKET        UNREALIZED
CONTRACT               CONTRACTS    COMMITMENT       VALUE       APPRECIATION
--------               ---------    ----------    -----------    ------------
S&P 500 Index             243       Jun-01/Buy    $76,198,725     $2,480,295
_____________________________________________________________________________
=============================================================================

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                                712     $  2,174,491
---------------------------------------------------------------------------------------
Written                                                         66,288       43,784,159
---------------------------------------------------------------------------------------
Closed                                                         (57,678)     (42,663,768)
---------------------------------------------------------------------------------------
Exercised                                                       (1,623)        (395,445)
---------------------------------------------------------------------------------------
Expired                                                         (3,877)        (570,027)
=======================================================================================
End of period                                                    3,822     $  2,329,410
_______________________________________________________________________________________
=======================================================================================


Open call option contracts written at April 30, 2001 were as follows:

                                                                                              APRIL 30,        UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS         2001         APPRECIATION
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    (DEPRECIATION)
-----                                       --------    ------    ---------    ----------    ------------    --------------
ONI Systems Corp.                            May-01    $   40         616      $  256,247     $  166,320        $ 89,927
---------------------------------------------------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)             May-01        40         750          68,998        114,375         (45,377)
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                May-01     1,320       1,725       1,202,285        491,625         710,660
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                Jun-01     1,320         731         801,880        851,615         (49,735)
___________________________________________________________________________________________________________________________
===========================================================================================================================
                                                                    3,822      $2,329,410     $1,623,935        $705,475
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 9-PUT OPTION CONTRACTS

Transactions in put options contracts written during the six months ended April 30, 2001 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                                730     $  1,026,214
---------------------------------------------------------------------------------------
Purchased                                                       34,075       12,365,435
---------------------------------------------------------------------------------------
Closed                                                         (27,930)     (11,856,302)
---------------------------------------------------------------------------------------
Exercised                                                         (725)         (92,978)
---------------------------------------------------------------------------------------
Expired                                                         (5,650)      (1,343,872)
=======================================================================================
End of period                                                      500     $     98,497
_______________________________________________________________________________________
=======================================================================================


Open put option contracts written at April 30, 2001 were as follows:

                                                                       NUMBER                   APRIL 30,
                                                CONTRACT    STRIKE       OF        PREMIUM         2001         UNREALIZED
ISSUE                                            MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    APPRECIATION
-----                                           --------    ------    ---------    --------    ------------    ------------
Clear Channel Communications, Inc.               Jun-01      $50         500       $98,497       $71,250         $27,247
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001, the three-month period ended October 31, 2000 and the period December 30, 1999 (date operations commenced) through July 31, 2000 were as follows:

                                                 APRIL 30, 2001               OCTOBER 31, 2000               JULY 31, 2000
                                           --------------------------    --------------------------    --------------------------
                                             SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
                                           ----------    ------------    ----------    ------------    ----------    ------------
Sold:
  Class A                                   2,907,918    $ 35,748,672    18,008,430    $253,658,152    12,111,778    $149,479,697
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                  1,074,546      13,309,074    13,162,915     185,297,506     7,973,127      99,165,325
---------------------------------------------------------------------------------------------------------------------------------
  Class C*                                    563,244       7,041,664     5,695,261      80,003,764     2,722,459      33,913,845
=================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                     783,393       9,557,527            --              --            --              --
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                    593,078       7,206,287            --              --            --              --
---------------------------------------------------------------------------------------------------------------------------------
  Class C*                                    236,080       2,868,530            --              --            --              --
=================================================================================================================================
Reacquired:
  Class A                                  (6,967,570)    (82,823,152)   (1,070,129)    (15,020,320)   (1,578,807)    (19,345,802)
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                 (2,591,472)    (30,434,053)     (196,601)     (2,742,176)     (124,720)     (1,569,680)
---------------------------------------------------------------------------------------------------------------------------------
  Class C*                                 (1,136,801)    (13,404,867)     (168,610)     (2,362,301)      (51,677)       (614,934)
=================================================================================================================================
                                           (4,537,584)   $(50,930,318)   35,431,266    $498,834,625    21,052,160    $261,028,451
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Class B & C shares commenced sales on March 31, 2000.

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                              -----------------------------------------------
                                                                                            DECEMBER 30, 1999
                                                              SIX MONTHS    THREE MONTHS    (DATE OPERATIONS
                                                                ENDED          ENDED          COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,         JULY 31,
                                                                 2001         2000(a)             2000
                                                              ----------    ------------    -----------------
Net asset value, beginning of period                           $  13.60       $  13.12          $  10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)            --             (0.01)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.18)          0.48              3.13
=============================================================================================================
    Total from investment operations                              (2.19)          0.48              3.12
=============================================================================================================
Less distributions from net realized gains                        (0.37)            --                --
=============================================================================================================
Net asset value, end of period                                 $  11.04       $  13.60          $  13.12
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                  (16.35)%         3.66%            31.20%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $267,221       $373,614          $138,205
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                 2.36%(c)       2.07%(d)          2.41%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.46%(c)       2.10%(d)          2.49%(d)
=============================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                 2.33%(c)       2.03%(d)          2.34%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.43%(c)       2.06%(d)          2.42%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets       (0.16)%(c)      0.04%(c)         (0.20)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of interest expense to average net assets                    0.03%(d)       0.04%(d)          0.07%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                             142%            38%              125%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $319,189,433.
(d)  Annualized.

                                                                                CLASS B
                                                              --------------------------------------------
                                                                                            MARCH 31, 2000
                                                              SIX MONTHS    THREE MONTHS     (DATE SALES
                                                                ENDED          ENDED        COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,        JULY 31,
                                                                 2001         2000(a)            2000
                                                              ----------    ------------    --------------
Net asset value, beginning of period                           $  13.55       $  13.10         $  12.81
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)         (0.02)           (0.02)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.16)          0.47             0.31
==========================================================================================================
    Total from investment operations                              (2.22)          0.45             0.29
==========================================================================================================
Less distributions from net realized gains                        (0.37)            --               --
==========================================================================================================
Net asset value, end of period                                 $  10.96       $  13.55         $  13.10
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  (16.64)%         3.44%            2.26%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $218,094       $282,120         $102,795
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                 3.12%(c)       2.77%(d)         3.10%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                              3.12%(c)       2.77%(d)         3.18%(d)
==========================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                 3.09%(c)       2.73%(d)         3.03%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                              3.09%(c)       2.73%(d)         3.11%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of net investment income (loss) to average net assets       (0.92)%(c)     (0.66)%(d)       (0.89)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of interest expense to average net assets                    0.03%(c)       0.04%(d)         0.07%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                             142%            38%             125%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $248,138,951.
(d)  Annualized.

                                                                                CLASS C
                                                              --------------------------------------------
                                                                                            MARCH 31, 2000
                                                              SIX MONTHS    THREE MONTHS     (DATE SALES
                                                                ENDED          ENDED        COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,        JULY 31,
                                                                 2001         2000(a)            2000
                                                              ----------    ------------    --------------
Net asset value, beginning of period                           $ 13.55        $  13.09         $ 12.81
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)          (0.02)          (0.02)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.16)           0.48            0.30
==========================================================================================================
    Total from investment operations                             (2.22)           0.46            0.28
==========================================================================================================
Less distributions from net realized gains                       (0.37)             --              --
==========================================================================================================
Net asset value, end of period                                 $ 10.96        $  13.55         $ 13.09
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 (16.64)%          3.51%           2.19%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $86,167        $111,084         $34,972
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                3.12%(c)        2.77%(d)        3.10%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                             3.12%(c)        2.77%(d)        3.18%(d)
==========================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                3.09%(c)        2.73%(d)        3.03%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                             3.09%(c)        2.73%(d)        3.11%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of net investment loss to average net assets               (0.92)%(c)      (0.66)%(d)      (0.89)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of interest expense to average net assets                   0.03%(c)        0.04%(d)        0.07%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                            142%             38%            125%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $98,056,879.
(d)  Annualized.

NOTE 12-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the three-months ended October 31, 2000 and the period December 30, 1999 through July 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the three-months ended October 31, 2000 and the period December 30, 1999 through July 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the three-months ended October 31, 2000 and the period December 30, 1999 through July 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer        Chairman and President                  Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                       Carol F. Relihan
Bruce L. Crockett                                      Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                           Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                      Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                     Edgar M. Larsen                         Houston, TX 77046
                                                       Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Formerly Director                                      Dana R. Sutton
Cortland Trust Inc.                                    Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Albert R. Dowden                                       Melville B. Cox                         Houston, TX 77210-4739
Chairman of the Board of Directors,                    Vice President
The Cortland Trust and DHJ Media, Inc.; and                                                    CUSTODIAN
Director, Magellan Insurance Company,                  Mary J. Benson
Formerly Director, President and                       Assistant Vice President and            State Street Bank and Trust Company
Chief Executive Officer,                               Assistant Treasurer                     225 Franklin Street
Volvo Group North America, Inc.; and                                                           Boston, MA 02110
Senior Vice President, AB Volvo                        Sheri Steward Morris
                                                       Assistant Vice President and            COUNSEL TO THE FUND
Edward K. Dunn Jr.                                     Assistant Treasurer
Chairman, Mercantile Mortgage Corp.;                                                           Ballard Spahr
Formerly Vice Chairman and President,                  Juan E. Cabrera, Jr.                    Andrews & Ingersoll, LLP
Mercantile-Safe Deposit & Trust Co.; and               Assistant Secretary                     1735 Market Street
President, Mercantile Bankshares                                                               Philadelphia, PA 19103
                                                       Jim A. Coppedge
Jack M. Fields                                         Assistant Secretary                     COUNSEL TO THE TRUSTEES
Chief Executive Officer
Twenty First Century, Inc.;                            Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
Formerly Member                                        Assistant Secretary                     919 Third Avenue
of the U.S. House of Representatives                                                           New York, NY 10022
                                                       P. Michelle Grace
Carl Frischling                                        Assistant Secretary                     DISTRIBUTOR
Partner
Kramer, Levin, Naftalis & Frankel LLP                  John H. Lively                          A I M Distributors, Inc.
                                                       Assistant Secretary                     11 Greenway Plaza
Prema Mathai-Davis                                                                             Suite 100
Formerly Chief Executive Officer,                      Nancy L. Martin                         Houston, TX 77046
YWCA of the U.S.A.                                     Assistant Secretary

Lewis F. Pennock                                       Ofelia M. Mayo
Partner                                                Assistant Secretary
Pennock & Cooper
                                                       Lisa A. Moss
Louis S. Sklar                                         Assistant Secretary
Executive Vice President
Hines Interests                                        Kathleen J. Pflueger
Limited Partnership                                    Assistant Secretary

                                                       Stephen R. Rimes
                                                       Assistant Secretary

                                                       Timothy D. Yang
                                                       Assistant Secretary

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS              A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry
      MORE AGGRESSIVE                            MORE AGGRESSIVE                       since 1976 and managed approximately $154
                                                                                       billion in assets for nine million
AIM Small Cap Opportunities(1)          AIM Latin American Growth                      shareholders, including individual
AIM Mid Cap Opportunities(1)            AIM Developing Markets                         investors, corporate clients and financial
AIM Large Cap Opportunities(2)          AIM European Small Company                     institutions, as of March 31, 2001.
AIM Emerging Growth                     AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Small Cap Growth(1)                 AIM Japan Growth                               Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM International Emerging Growth              AIM today is the eighth-largest mutual
AIM Mid Cap Growth                      AIM European Development                       fund complex in the United States in
AIM Small Cap Equity                    AIM Euroland Growth                            assets under management, according to
AIM Capital Development                 AIM Global Aggressive Growth                   Strategic Insight, an independent mutual
AIM Constellation                       AIM International Equity                       fund monitor. AIM is a subsidiary of
AIM Dent Demographic Trends             AIM Advisor International Value                AMVESCAP PLC, one of the world's largest
AIM Select Growth                       AIM Worldwide Spectrum                         independent financial services companies
AIM Large Cap Growth                    AIM Global Trends                              with $370 billion in assets under
AIM Weingarten                          AIM Global Growth                              management as of March 31, 2001.
AIM Mid Cap Equity
AIM Value II                                     MORE CONSERVATIVE
AIM Charter
AIM Value                                       SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                   MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                            AIM New Technology
AIM Advisor Flex                        AIM Global Telecommunications and Technology
                                        AIM Global Infrastructure
      MORE CONSERVATIVE                 AIM Global Resources
                                        AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                      MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       LCO-SAR-1

A I M Distributors, Inc.